Supplement dated November 17, 2005

to the

Prospectus dated September 30, 2005 for Flexible SolutionsSM VUL

The following supplemental information should be read in conjunction with the Prospectus dated September 30, 2005 for the Variable Universal Life Insurance Policy issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N and marketed under the name “Flexible SolutionsSM VUL”.

Effective November 17, 2005, the benefit available to you under the heading “Exchanging a Policy” (page 46) is amended. Beginning November 17, 2005 you may, at any time prior to the later of the insured’s Attained Age 80 or the second policy anniversary, exchange all or a portion of your Flexible SolutionsSM VUL policy for a level premium, fixed-benefit whole life policy issued by us or our affiliate, Guardian Life, without having to prove that the insured meets our insurance requirements. All other provisions of this benefit and the prospectus shall remain unchanged.

This benefit may not be available in all states. Please contact your registered representative for more information.

This Supplement should be retained with the Prospectus for future reference